AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND APPLIED MARKETS SEGMENT
(Unaudited)

All periods below were revised to reflect the movement of the chemistries and supplies business and remarketed instruments business from our Agilent CrossLab business segment to our Life Sciences and Applied Markets business segment and the movement of service revenue and cost of sales related to the acquisition of BioTek from our Life Sciences and Applied Markets business segment to our Agilent CrossLab business segment.

(In millions, except margins data)	FY21
	Q1	Q2	Q3	Q4	Total

Revenue	$923	$881	$897	$962	$3,663
Gross margin %	60.3%	59.9%	60.4%	59.9%	60.2%
Research and development expenses	$65	$69	$67	$71	$272
Selling, general and administrative expenses	$227	$233	$225	$230	$915
Income from operations	$265	$226	$250	$276	$1,017
Operating margin %	28.6%	25.7%	27.9%	28.7%	27.8%

	FY20
	Q1	Q2	Q3	Q4	Total

Revenue	$816	$701	$733	$865	$3,115
Gross margin %	60.4%	59.0%	59.7%	59.2%	59.6%
Research and development expenses	$62	$59	$59	$64	$244
Selling, general and administrative expenses	$215	$196	$192	$217	$820
Income from operations	$215	$159	$187	$231	$792
Operating margin %	26.4%	22.7%	25.5%	26.7%	25.4%

	FY19
	Q1	Q2	Q3	Q4	Total

Revenue	$785	$710	$729	$803	$3,027
Gross margin %	61.5%	60.3%	60.5%	60.6%	60.7%
Research and development expenses	$63	$60	$60	$61	$244
Selling, general and administrative expenses	$206	$203	$203	$208	$820
Income from operations	$214	$165	$178	$218	$775
Operating margin %	27.3%	23.2%	24.5%	27.2%	25.6%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, change in fair value of contingent consideration, business exit and divestiture costs and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
DIAGNOSTICS AND GENOMICS SEGMENT
(Unaudited)

No change. Included to show our business segments structure in its entirety.

(In millions, except margins data)	FY21
	Q1	Q2	Q3	Q4	Total

Revenue	$294	$315	$346	$341	$1,296
Gross margin %	51.6%	53.4%	53.5%	52.5%	52.8%
Research and development expenses	$29	$30	$33	$36	$128
Selling, general and administrative expenses	$68	$69	$74	$72	$283
Income from operations	$55	$69	$78	$71	$273
Operating margin %	18.6%	21.9%	22.6%	20.8%	21.0%

	FY20
	Q1	Q2	Q3	Q4	Total

Revenue	$249	$263	$241	$294	$1,047
Gross margin %	51.7%	55.1%	49.8%	50.9%	51.9%
Research and development expenses	$32	$30	$24	$28	$114
Selling, general and administrative expenses	$63	$58	$55	$62	$238
Income from operations	$34	$57	$41	$60	$192
Operating margin %	13.5%	21.6%	17.2%	20.3%	18.3%

	FY19
	Q1	Q2	Q3	Q4	Total

Revenue	$235	$254	$263	$269	$1,021
Gross margin %	54.0%	54.8%	55.7%	54.0%	54.7%
Research and development expenses	$31	$29	$33	$32	$125
Selling, general and administrative expenses	$63	$61	$64	$60	$248
Income from operations	$33	$49	$50	$53	$185
Operating margin %	14.0%	19.3%	19.1%	19.7%	18.2%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, change in fair value of contingent consideration, business exit and divestiture costs, NASD site costs and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
AGILENT CROSSLAB SEGMENT
(Unaudited)

All periods below were revised to reflect the movement of the chemistries and supplies business and remarketed instruments business from our Agilent CrossLab business segment to our Life Sciences and Applied Markets business segment and the movement of service revenue and cost of sales related to the acquisition of BioTek from our Life Sciences and Applied Markets business segment to our Agilent CrossLab business segment.

(In millions, except margins data)	FY21
	Q1	Q2	Q3	Q4	Total

Revenue	$331	$329	$343	$357	$1,360
Gross margin %	46.8%	45.3%	46.6%	48.3%	46.8%
Research and development expenses	$9	$8	$9	$8	$34
Selling, general and administrative expenses	$70	$72	$67	$70	$279
Income from operations	$76	$69	$84	$94	$323
Operating margin %	23.1%	21.0%	24.4%	26.3%	23.8%

	FY20
	Q1	Q2	Q3	Q4	Total

Revenue	$292	$274	$287	$324	$1,177
Gross margin %	46.2%	46.4%	47.6%	47.3%	46.9%
Research and development expenses	$8	$8	$8	$9	$33
Selling, general and administrative expenses	$65	$58	$58	$66	$247
Income from operations	$62	$61	$71	$78	$272
Operating margin %	21.1%	22.3%	24.7%	24.2%	23.1%

	FY19
	Q1	Q2	Q3	Q4	Total

Revenue	$264	$274	$282	$295	$1,115
Gross margin %	45.7%	46.1%	46.5%	47.8%	46.6%
Research and development expenses	$8	$8	$7	$7	$30
Selling, general and administrative expenses	$63	$61	$62	$61	$247
Income from operations	$50	$57	$62	$73	$242
Operating margin %	19.0%	20.9%	21.8%	24.6%	21.7%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, change in fair value of contingent consideration, business exit and divestiture costs and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.
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